EXHIBIT 10.3

                    SECOND AMENDMENT TO MORTGAGE AND SECURITY
               AGREEMENT, ASSIGNMENT OF LEASES, RENTS AND PROFITS,
                     FINANCING STATEMENT AND FIXTURE FILING


           This is a Second Amendment to Mortgage and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (this "Agreement") dated as of November 17, 2003 among:

             BANK ONE, NA,
             successor to Bank One, Kentucky, NA
             a national banking association
             416 W. Jefferson Street, Louisville,       (As "Agent Bank" and
             Jefferson County, Kentucky 40202           "Mortgagee," for the
                                                        benefit of the Banks as
                                                        defined in the 2003B
                                                        Amendment to Loan
                                                        Documents)

                                       and

             NATIONAL TOBACCO COMPANY, L.P.,
             a limited partnership with a chief executive office located at:
              257 Park Avenue South, 7th Floor,
             New York, New York 10010-7304, and its Kentucky registered office located at:
             3029 Muhammad Ali Boulevard,
             Louisville, Kentucky  40212
                                                        (the "Mortgagor")

                                    Recitals
                                    --------

           A. Mortgagor is the owner in fee of the real property described on Exhibit A attached hereto and made a part hereof.

           B. Mortgagor and Mortgagee entered into that certain Loan Agreement, dated as of December 29, 2000 (the "Loan Agreement"), by and among (i) Mortgagee; (ii) the BANKS as defined therein; (iii) North Atlantic Trading Company, Inc., a Delaware corporation with its principal office and place of business in New York, New York (the "Borrower"); and (iv) the SUBSIDIARIES, as defined therein, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein. In connection with the Loan Agreement, Borrower executed and delivered two promissory notes, each dated December 29, 2000, in the amounts of up to Ten Million Dollars ($10,000,000.00) ("Original Revolving Credit Note") and Twenty Five Million Dollars ($25,000,000.00) ("Original Term Note") (collectively, the "Original Notes") to Mortgagee.


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           C. In order to secure its obligations to Mortgagee under the Original
Notes, the Loan Agreement, and other Loan Documents (as defined in the Loan Agreement), and any other obligations of Mortgagor and Borrower as described in the Loan Agreement and other Loan Documents, Mortgagor executed and delivered a Mortgage and Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing dated December 29, 2000 (the "Mortgage"). The Mortgage was recorded in the Office of the Clerk of Jefferson County, Kentucky on January 5, 2001 in Mortgage Book 5742, Page 587.

           D. The parties entered into that certain 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002 Modification Agreement"), to reflect the following: (i) the Original Term Note had been paid in full; (ii) the amount of the Revolving Credit Facility (as defined in the Loan Agreement) was increased from Ten Million Dollars ($10,000,000.00) to Twenty Million Dollars ($20,000,000.00) (the "Amended Revolving Credit Loan"), as evidenced by that certain amended revolving credit note (the "Amended Revolving Credit Note"), and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Loan Agreement were extended to December 31, 2003.

           E. The parties entered into that certain 2003A Amendment to Loan Documents of even date herewith (the "2003A Modification Agreement") to provide for a subordinated term loan of Nineteen Million Dollars ($19,000,000.00), and to reflect other matters, including, but not limited to, the addition of the Class B Lenders and a Class B Loan Agent to the Loan Agreement (the former as Banks thereunder), as well as to establish the $15,000,000 Sublimit (as defined in the 2003A Modification Agreement), all as set forth in the 2003A Modification Agreement.

           F. The parties have entered into that certain 2003B Amendment to Loan Documents of even date herewith (the "2003B Modification Agreement") to provide for an increase in the subordinated term loans of Twenty Three Million Dollars ($23,000,000), bringing the total amount of subordinated term loans to Forty Two Million Dollars ($42,000,000), (the "Class B Term Loans"), evidenced by those certain Class B Term Notes in the aggregate principal amount of $42,000,000 (the "Class B Term Notes") ((i) the 2002 Modification Agreement and the 2003A Modification Agreement shall hereinafter be referred to as the "Modification Agreements" and (ii) the Amended Revolving Credit Loan and the Class B Term Loans shall hereinafter be referred to as the "Revised Loans").

           G. The Modification Agreements amend, modify, and restate the obligations of Mortgagee and Borrower under the Mortgage.

           H. This Agreement is given to secure to Mortgagee, among other things, payment of the Revised Loans, together with interest thereon as provided in the Loan Agreement, principal and interest being payable as stated in the Loan Agreement, as well as any of the other Obligations as defined in the Loan Agreement, all as modified by the Modification Agreements.


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
           NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by each party to this Agreement, the Mortgagor and Mortgagee hereby agree as follows:

           1. MODIFICATION OF MORTGAGE. The Mortgage is hereby amended as follows:

           (a) Recitals. The first recital paragraph in the Mortgage is deleted and replaced in its entirety by the following:

           "WHEREAS, the parties have entered into a certain Loan Agreement, dated as of December 29, 2000, by and among (i) BANK ONE, NA, successor to Bank One, Kentucky, NA; (ii) the BANKS identified on Schedule 1.1 thereto; (iii) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower"); and (iv) the SUBSIDIARIES identified on Schedule 1.2 thereto, as amended by that certain 2002A Amendment to Loan Documents dated December 31, 2002, and by that certain 2003A Amendment to Loan Documents dated as of July 31, 2003, and by that certain 2003B Amendment to Loan Documents dated as of November 17, 2003, (collectively, the 2002A Amendment to Loan Documents dated December 31, 2002, the 2003A Amendment to Loan Documents dated as of July 31, 2003 and the 2003B Amendment to Loan Documents dated as of November 17, 2003 shall hereinafter be referred to as the "Modification Agreements") providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein in the maximum principal amount of Sixty Two Million Dollars ($62,000,000.00) (as used herein, the term "Loan Agreement" means the Loan Agreement described above in this paragraph, as amended by the Modification Agreements, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring all or any portion of the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative lenders or holders)."

           The recital designated "(i)" on page 2 of the Mortgage is deleted and replaced in its entirety by the following:

           "The full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise), of all obligations and liabilities (including, without limitation, the principal of and interest on the notes issued and loans made under the Loan Agreement, including a Revolving Credit Loan in the principal amount of up to Twenty Million Dollars ($20,000,000.00) with a maturity date of December 31, 2003 (the "Amended Revolving Credit Loan"), as evidenced by that certain "Revolving Credit Note," and subordinated term loans in the principal amount of Forty Two Million Dollars ($42,000,000.00) with a maturity date of March 31, 2004 (the "Class B Term Loans"), as evidenced by


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
those certain Class B Term Notes in the aggregate principal amount of $42,000,000 (the "Class B Term Notes"), all reimbursement obligations and unpaid drawings with respect to letters of credit issued under the Loan Agreement and all indemnities, reasonable fees and interest thereon or owed thereunder) of Mortgagor to the Banks (including all obligations and liabilities of the Mortgagor under the Guaranty Agreement), whether now existing or hereafter incurred under, arising out of or in connection with the Loan Agreement and the other loan documents to which Mortgagor is a party and the due performance and compliance by Mortgagor with all of the terms, conditions and agreements contained in the Loan Agreement and such other loan documents;"

           (b) Open-End Mortgage. Paragraph 6.16 of the Mortgage is hereby amended as follows:

           The sentence beginning with "Pursuant to KRS 382.520..." shall be deleted and replaced in its entirety with the following: "Pursuant to KRS 382.520, this Mortgage shall secure payment of (i) all renewals and extensions of the Obligations described herein; and (ii) any additional indebtedness, whether direct, indirect, existing, future, contingent, or otherwise, of Mortgagor to Mortgagee, said additional indebtedness (if extended by the Banks) in no event to exceed the principal amount of the Obligations (which are in the aggregate principal amount of $62,000,000) by more than $10,000,000."

           The sentence immediately following the sentence above is hereby deleted and replaced in its entirety with the following: "To the extent that the obligations are deemed to be a "revolving credit plan" or "line of credit" pursuant to KRS 382.385, $20,000,000 is the maximum principal amount of credit that may be extended under the line of credit or the maximum credit limit of the revolving credit plan that, in each case, may be outstanding at any time or times under the line of credit or revolving credit plan, and that is to be secured by this Mortgage."

           2. NO DISCHARGE, NOVATION, OR LOSS OF PRIORITY. Mortgagor and Mortgagee acknowledge and agree that the Modification Agreements shall not operate to discharge, satisfy, cancel, release, or repay, or be deemed a substitution or novation of, the indebtedness theretofore evidenced described by the documents or instruments described above, which indebtedness is expressly preserved and confirmed in all respects here and in the Loan Agreement as amended by the Modification Agreements. Mortgagor and Mortgagee also acknowledge and agree that the lien of the Mortgage and the priority thereof, as security for the Revised Loans, shall continue unimpaired by the execution and delivery of this Agreement. Mortgagee agrees to pay and perform all obligations of Mortgagee under the documents and instruments described above, of which the Amended Revolving Credit Note shall have a final maturity date of December 31, 2003, and the Class B Term Notes shall have a final maturity date of March 31, 2004, at which time, payment and performance is due thereunder to the extent provided in the Modification Agreements.


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
           3. RATIFICATION AND REAFFIRMATION OF LOAN DOCUMENTS. Except as expressly modified pursuant to the terms of the Modification Agreement or this Agreement, the terms of the Original Notes, the Mortgage, and all other Loan Documents are hereby ratified and reaffirmed in every respect and shall remain in full force and effect. Mortgagor and Borrower hereby acknowledge and agree that the Mortgage, as modified hereby, constitutes a valid and enforceable lien on the fee simple interest of Mortgagor in the Property (as defined in the Mortgage). Nothing contained herein shall be construed to impair the lien of the Mortgage, or the priority thereof, and nothing herein contained shall affect or impair any right, power, or remedy granted to Mortgagee under the Loan Documents or be considered a waiver of any such right, power, or remedy, except as expressly provided herein.

           4. CHANGES IN REFERENCES IN LOAN DOCUMENTS. All references in the Loan Documents to the "Loan Documents" shall be deemed to include a reference to this Agreement and any and all other agreements, instruments and documents executed and/or delivered in connection with this Agreement; and, all references in the Loan Documents to the "Loan Agreement" shall be deemed to include a reference to the Loan Agreement as amended by the Modification Agreements and any and all other agreements, instruments and documents executed and/or delivered in connection with this Agreement and/or the Modification Agreements.

           5. PAYMENT OF MORTGAGEE'S COSTS AND EXPENSES. Upon the execution of this Agreement, Mortgagor shall pay all of Mortgagee's reasonable attorneys' fees incurred for the preparation, negotiation, and conclusion of the transactions contemplated by this Agreement, and Mortgagor shall pay all other reasonable costs and expenses incurred by Mortgagee in connection with the transactions contemplated by this Agreement, including all title examination and title insurance premium and endorsement fees, recording fees, and such other assurances of title and perfection of security interests as Mortgagee may require.

           6. MISCELLANEOUS.

           (a) Entire Agreement. This Agreement and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to, the subject matter hereof. No change, modification, addition, or termination of this Agreement shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

           (b) Governing Law. This Agreement and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws (without regard to conflicts of laws rules) of the Commonwealth of Kentucky.

           (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.


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
           (d) Headings. The headings used in this Agreement have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Agreement.

           (e) Severability. If any court shall finally determine that any part, term or provision of this Agreement is in any way unenforceable, such part, term or provision shall be reduced to the extent necessary to make such provision enforceable to the greatest extent allowed by law. Consistent with the foregoing, if any provision of this Agreement or its application shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision and of all other provisions and applications of this Agreement shall not in any way be affected or impaired.

           (f) Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, and any permitted successors or assigns of such parties, and is not for the benefit of any third party.

           (g) Further Assurances. From time to time at Mortgagee's request and without further consideration, the Mortgagor shall execute and deliver such further agreements, instruments and other documents, and shall take such other actions as Mortgagee may reasonably request, in order to more effectively carry out the intents and purposes of this Agreement.

           (h) No Waiver or Course of Dealing. Mortgagee's execution and delivery of this Agreement does not waive any right that Mortgagee might have under any of the Loan Documents except for the specific modifications and amendments contained in this Agreement. Neither this Agreement, nor earlier amendments or modifications of any of the Loan Documents, creates any course of dealing among Mortgagee, Mortgagor, Borrower, or any other Person, and neither Mortgagor nor Borrower, nor any other Person should infer that Mortgagee will enter into any other or future amendment or modification of any of Loan Documents in the future, whether similar of dissimilar to this Agreement.

           7. DEFINED TERMS. All terms not otherwise defined herein shall have the meaning set forth in the Loan Agreement, as amended by the Modification Agreements.

           8. SUBORDINATION AGREEMENT. THIS AGREEMENT IS SUBJECT TO THE TERMS OF THE AMENDED AND RESTATED SUBORDINATION AGREEMENT, DATED AS OF NOVEMBER 17, 2003 (THE "SUBORDINATION AGREEMENT") BY AND AMONG BANK ONE, NA, THE CLASS B LOAN AGENT, THE CLASS B LENDERS, NORTH ATLANTIC TRADING COMPANY, INC. AND ITS SUBSIDIARIES. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THIS INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THIS INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.

             [THE BALANCE OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]


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
           IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date set forth in the preamble hereto, but actually on the dates set forth below.


                             Mortgagee:
                             ----------

                             BANK ONE, NA,
                             successor to Bank One, Kentucky, NA
                             a national banking association, as Agent Bank and Mortgagee for the benefit of the Banks


                            By:   /s/ Joseph Brenner
                               -------------------------------------------------
                               Joseph Brenner, Senior Vice President

                            Date:   11-13-2003
                                 -----------------------------------------------




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
                                 Mortgagor:
                                 ----------


                                NATIONAL TOBACCO COMPANY, L.P.,
                                a limited partnership

                                By NATIONAL TOBACCO FINANCE
                                CORPORATION as  its general partner

                                By:    /s/ David I. Brunson
                                     -------------------------------------------
                                     David I. Brunson, Executive Vice President
                                     and Chief Financial Officer

                                Date:   11-17-2003
                                     -------------------------------------------



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
COMMONWEALTH OF KENTUCKY       )
                               ) SS
COUNTY OF JEFFERSON            )

           The foregoing Agreement was acknowledged before me on November 13, 2003 by Joseph Brenner as Senior Vice President of Bank One, NA, successor to Bank One, Kentucky, NA, as Agent Bank and Mortgagee for the benefit of the Banks, on behalf of the association.

           My Commission Expires:  03/21/06
                                  -------------------------

                                           /s/ John S. Egan
                                          --------------------------------------
                                          Notary Public





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
STATE OF NEW YORK                  )
                                   ) SS
COUNTY OF NEW YORK                 )

           The foregoing Agreement was acknowledged before me on November 17, 2003, by David I. Brunson, Executive Vice President of National Tobacco Finance Corporation, as general partner of NATIONAL TOBACCO COMPANY, L.P., a limited partnership, on behalf of the limited partnership.

           My Commission Expires:  08/30/05
                                  -------------------------

                                             /s/ Kevin T. Keenan
                                           -------------------------------------
                                           Notary Public




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
This Instrument Prepared By:



---------------------------------
Scott A. Weinberg, Esq.
Frost Brown Todd LLC
400  W. Market Street, 32nd Floor
Louisville, Kentucky  40202-3363
Telephone:  (502) 589-5400





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